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Management  Services  Memorandum
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This  Memorandum  is  BY  and  BETWEEN

RRUN  Ventures  Network  Inc.  (RRUN)
having  office  at  4th  floor  62  w.  8th  Ave  Vancouver,  BC  V5Y  1M7

And;

Pavel  Bains  (PB)  having residence at #9351 Granville St Richmond, BC V6Y 1P9.

Whereas this Memorandum outlines the understanding of the parties of the following terms and conditions of Service between RRUN and PB ,

1)     Role  and  Scope  of  Work
PB will act as an officer and director and provide exclusive services for RRUN and for select RRUN subsidiaries. See Schedule A for details

2)     Term  &  Compensation
a)     TERM:  Starting  on  January  1,  2002  for  a  term  of  5  years.
b)     Cash  Compensation.  $5,000  USD  /month  ($60,000  USD/year).
c) Annual Cash Compensation will be reviewed every year of the Term. PB will be employed and paid Cash Compensation as a staff contractor, whereby the cash compensation will be invoiced and paid monthly, both parties will have the right at anytime to pay Cash compensation as a salaried employee, neither party will unreasonably withhold the exercising of such right.
PB will have the right to receive additional Cash Compensation from RRUN subsidiaries/ventures that PB is contributing significant services.
d) Bonus Cash Compensation: RRUN agrees to pay a Bonus Compensation in the amount of $48,000 USD for the signing of this agreement and commitment of service to RRUN. PB agrees there will be no specific terms of payment and any unpaid balance will bear no interest. PB will have the right to convert any portion of the unpaid balance of the Bonus Compensation to common stock of RRUN or its RAHX, inc. subsidiary.
d) Stock Compensation (SCHEDULE B) - PB will have the right to receive stock compensation in addition to Cash Compensation for the services listed in Schedule A. This Stock Compensation will be granted to PB from time to time as per approval of the Board of Directors of RRUN.
     See  Schedule  B  for  stock  options  &  stock  grant  details.
e) Additional Bonus - PB will have the right to earn additional bonuses from RRUN or any of its subsidiaries/ventures. The type of bonuses will be of the following nature:
  a)   Additional  Cash  Compensation based on To Be Determined (TBD) milestones
  b) Additional Stock Compensation (Stock Options or Grants) based on TBD milestones
  c)   Additional  Stock  Options  on  TBD  milestones
No bonuses will be payable until the specific bonus terms are determined and approved by the board and subsequently earned by PB.

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Management  Services  Memorandum
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f)     Termination  Terms
  a) Notice Terms - If RRUN terminates this memorandum it must give PB 60 days written notice. IF PB terminates this memorandum it must give RRUN 90 days written notice.
  b) Termination Provisions - If PB is terminated the following provisions will take effect:
   * All outstanding invoices or salaries for PB will become due and payable immediately
   * All  outstanding  Loans  from  PB  are  due  and  payable  immediately
   * PB will have the right to convert any outstanding invoices, salaries, loans payable or other income payable to common stock @ reasonable discount to market price with demand registration rights
   * All  unvested  options  will  be  vested  immediately
   * RRUN will have the right to offer a buy out of PB's equity position, convertible rights

3) Both parties understand that this Memorandum provides the basis for a long-form agreement to be completed within 90 days of the signing of this memorandum.

4) In the case the long form contract is not fully executed before the end of 90 days as per clause 3 above the 90 day period will automatically be renewed to afford time to complete the agreement.

5) This memorandum and any subsequent long-form agreement are subject to approval by the Board of Directors of RRUN.

6) This memorandum once approved by the Board of Directors of RRUN will be binding upon both parties until replaced by the aforementioned long form agreement.

Agreed  and  Accepted  on  this  1st  day  of  January,  2002.


/S/ Edwin Kwong                         /s/ Pavel Bains
_______________________________         ________________________________
RRUN  Ventures  Network  Inc
Authorized  Signatory                   Pavel  Bains

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Management  Services  Memorandum
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Schedule  A
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Role  and  Scope  of  Work
   * ROLE  #1  -  VP  Entertainment  Ventures.
     o   Oversee  all  entertainment  related  businesses
     o   Responsible  for  operational  and  financial  initiatives.
   * ROLE  #2  -  Venture  Development  and  Finance
     o Identify new business opportunities and build them to operational status
     o  Identify  and  create  capital  structures  and  financial  strategies
     o   Develop  investment  strategies



Schedule  B
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Stock  Options

100,000  Stock  Options  in  RRUN  Ventures  Network  at  $0.50  per  share.
     50%  within  the  1st  year,
     and  evenly  every  6  months  for  years  2  &  3.

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